                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 4, 1998
                                                   ------------


                               OPEN MARKET, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

         0-28436                                          04-3214536
-------------------------                     ----------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


One Wayside Road, Burlington, Massachusetts         01803
--------------------------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)


                                (617) 949-7000
--------------------------------------------------------------------------------
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On June 4, 1998, Open Market, Inc. (the "Company") announced that Intel Corporation had made an investment in the Company, purchasing approximately 330,000 restricted shares of Common Stock of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

          Not applicable.

     (c)  Exhibits
          --------

Exhibit No.         Description
-----------         -----------

    99              Press Release dated June 4, 1998

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 12, 1998                        OPEN MARKET, INC.
                                                  (Registrant)

                                            /s/ Regina O. Sommer
                                            ----------------------------------
                                            By:   Regina O. Sommer
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT
-----------         -------

    99              Press Release dated June 4, 1998